Exhibit 99.1
    NASDAQ: WASH
Media Contact: Kathleen Hart
VP, Public Relations Manager
Telephone: (401) 348-1495
E-mail: kahart@washtrust.com
Date: January 28, 2026
FOR IMMEDIATE RELEASE

Washington Trust Reports Strong Fourth Quarter and Full-Year 2025 Results

WESTERLY, R.I., January 28, 2026 (PR NEWSWIRE)…Washington Trust Bancorp, Inc. (Nasdaq: WASH; “Washington Trust” or the “Corporation”), today reported fourth quarter 2025 net income of $16.0 million, or $0.83 per diluted share, up from $10.8 million, or $0.56 per diluted share, for the preceding quarter. Full-year 2025 net income totaled $52.2 million, or $2.71 per diluted share, compared to a net loss of $28.1 million, or a $1.63 loss per diluted share, for 2024. Excluding the impact of previously disclosed infrequent transactions from both periods, full-year 2025 adjusted net income (non-GAAP) totaled $51.8 million, or $2.69 per diluted share, compared to adjusted net income (non-GAAP) of $40.9 million, or $2.37 per diluted share, for 2024.

“Our fourth quarter results reflect continued earnings momentum and improving profitability, with year-over-year performance supported by margin expansion, strong in-market deposit growth, and increases in wealth management and mortgage banking revenues,” said Washington Trust Chairman and Chief Executive Officer Edward O. “Ned” Handy III. “As we enter 2026, the addition of resources in our commercial and wealth management business lines, including the recently announced dedicated institutional banking team, positions us well for sustainable growth.”

FOURTH QUARTER HIGHLIGHTS (Q4 2025 vs. Q3 2025, unless otherwise noted):
•The net interest margin was 2.56%, up by 16 basis points. Full-year 2025 net interest margin was 2.40%, up by 53 basis points from 2024.
•The provision for credit losses normalized to $600 thousand, and asset quality metrics improved.
•Wealth management revenues increased by 5%.
•Mortgage loan originations and sales increased 21% and 25%, respectively.
•Loan balances were stable at $5.1 billion.
•In-market deposits (total deposits less wholesale brokered deposits) were up by 1% from September 30, 2025 and 9% from December 31, 2024.
•Capital ratios remained strong, with a total risk-based capital ratio of 12.95% at December 31, 2025.

Washington Trust
January 28, 2026
RESULTS OF OPERATIONS (Q4 2025 vs. Q3 2025, unless otherwise noted):
Net Interest Income
Net interest income was $40.7 million, up by $1.9 million, or 5%, and the net interest margin was 2.56%, up by 16 basis points. This was supported by lower funding costs and included an increase in loan prepayment income.
•Commercial loan prepayment fee income was $516 thousand (a 3 basis point benefit to net interest margin).
•Average interest-earning assets decreased by $93 million, due to decreases in loans and securities. The yield was 4.93%, down by 6 basis points.
•Average interest-bearing liabilities decreased by $104 million, due to decreases in wholesale funding balances, partially offset by growth in in-market deposits. The rate was 2.84%, down by 24 basis points.

Noninterest Income
Noninterest income was $18.5 million, up by $867 thousand, or 5%.
•Wealth management revenues amounted to $10.9 million, up by $479 thousand, or 5%. Average assets under administration ("AUA") increased by 4%.
•Mortgage banking revenues totaled $3.3 million, down by $251 thousand, or 7%, as increases in gains on sales were offset by changes in fair value on mortgage loans held for sale and forward loan commitments. The change in fair value reflects seasonality in the loan pipeline. Mortgage banking revenues increased by 14% compared to the fourth quarter of 2024.
•Loan related derivative income totaled $1.1 million, up by $810 thousand.

Noninterest Expense
Noninterest expense totaled $38.0 million, up by $2.3 million, or 6%.
•Salaries and employee benefits expense amounted to $23.6 million, up by $973 thousand, or 4%, reflecting higher levels of performance- and volume-based compensation, as well as increased staffing.
•Other noninterest expenses totaled $3.9 million, up by $1.3 million, or 51%, largely due to a $1.0 million contribution made by Washington Trust to its charitable foundation.

Income Tax
Income tax expense totaled $4.7 million, up by $1.6 million. The effective tax rate was 22.7%, compared to 22.2%. The Corporation expects its full-year 2026 effective tax rate to be approximately 22.0%.

FINANCIAL CONDITION (Dec 31, 2025 vs. Sep 30, 2025, unless otherwise noted):
Investment Securities
The securities portfolio totaled $940 million, down by $22 million, or 2%, and remained at 14% of total assets.

Loans
Total loans amounted to $5.1 billion, up by $12 million.
•Commercial loans increased by $23 million, or 1%.

Washington Trust
January 28, 2026
•Residential real estate loans decreased by $23 million, or 1%.
•Consumer loans increased by $12 million, or 4%.

Deposits and Borrowings
Total deposits amounted to $5.3 billion, up by $47 million, or 1%. There were no wholesale brokered deposits at the end of either period. FHLB advances totaled $626 million, down by $165 million, or 21%.

Contingent liquidity amounted to $2.0 billion at the end of 2025 and consisted of available cash, unencumbered securities, and unused collateralized borrowing capacity.

Capital and Dividends
Total shareholders' equity was $543.6 million, up by $10.6 million, or 2%, reflecting net income and improvement in accumulated other comprehensive loss, which were offset, in part, by quarterly dividend declarations and a net increase in treasury stock.
•In the fourth quarter, the Corporation repurchased 20,855 shares of its common stock, at an average price of $27.03 and a total cost of $564 thousand, under its stock repurchase program.
•The Board of Directors declared a quarterly dividend of 56 cents per share for fourth quarter. The dividend was paid on January 14, 2026 to shareholders of record on January 2, 2026.
•Capital levels exceeded the regulatory minimum levels to be considered well capitalized, with a total risk-based capital ratio of 12.95%, compared to 12.90%.
•Book value per share was $28.56, compared to $27.98.

ASSET QUALITY (Dec 31, 2025 vs. Sep 30, 2025, unless otherwise noted):
Credit quality metrics improved in the fourth quarter, with reductions in nonaccrual loans and net charge-offs.

Nonaccrual loans were $12.9 million, or 0.25% of total loans, down from $14.0 million, or 0.27%, and consisted entirely of residential and consumer loans.

Past due loans were $11.4 million, or 0.22% of total loans, up from $8.1 million, or 0.16%, and included $655 thousand of commercial loans and $10.7 million of residential and consumer loans.

The Corporation recorded $160 thousand of net recoveries in the fourth quarter, compared to net charge-offs of $11.4 million in the preceding quarter. The provision for credit losses normalized and totaled $600 thousand in the fourth quarter, compared to $6.8 million in the third quarter.

The allowance for credit losses ("ACL") on loans amounted to $37.2 million, or 0.73% of total loans, compared to $36.6 million, or 0.71%.

Washington Trust
January 28, 2026
Conference Call
Washington Trust will host a conference call to discuss its fourth quarter results, business highlights, and outlook on Thursday, January 29, 2026 at 8:30 a.m. (Eastern Time). Individuals may dial in to the call at 1-833-470-1428 and enter Access Code 58400. An audio replay of the call will be available, shortly after the conclusion of the call, by dialing 1-866-813-9403 and entering the Replay Access Code 478781. The audio replay will be available through February 12, 2026. Also, a webcast of the call will be posted in the Investor Relations section of Washington Trust's website, https://ir.washtrust.com, and will be available through March 31, 2026.

Washington Trust
January 28, 2026
Background
Washington Trust Bancorp, Inc. is the parent of The Washington Trust Company. Founded in 1800, Washington Trust is the oldest community bank in the nation, the largest state-chartered bank headquartered in Rhode Island and one of the Northeast's premier financial services companies. Washington Trust offers a full range of financial services, including commercial banking, mortgage banking, personal banking, and wealth management and trust services through its offices located in Rhode Island, Connecticut, and Massachusetts. The Corporation’s common stock trades on NASDAQ under the symbol WASH. Investor information is available on the Corporation’s website at https://ir.washtrust.com.

Forward-Looking Statements
This press release contains statements that are “forward-looking statements.” We may also make forward-looking statements in other documents we file with the U.S. Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors, or employees. You can identify forward-looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters. You should not rely on forward-looking statements, because they involve known and unknown risks, uncertainties, and other factors, some of which are beyond our control. These risks, uncertainties, and other factors may cause our actual results, performance, or achievements to be materially different from the anticipated future results, performance, or achievements expressed or implied by the forward-looking statements.

Some of the factors that might cause these differences include the following:
•changes in general business and economic conditions (including the impact of tariffs, inflation, potential U.S government shutdowns, and concerns about liquidity) on a national basis and in the local markets in which we operate;
•interest rate changes or volatility, as well as changes in the balance and mix of loans and deposits;
•changes in customer behavior due to political, business and economic conditions;
•changes in loan demand and collectability;
•the possibility that future credit losses are higher than currently expected due to changes in economic assumptions or adverse economic developments;
•ongoing volatility in national and international financial markets;
•reductions in the market value or outflows of wealth management AUA;
•decreases in the value of securities and other assets;
•increases in defaults and charge-off rates;
•changes in the size and nature of our competition;
•changes in, and evolving interpretations of, existing and future laws, rules and regulations;
•changes in accounting principles, policies and guidelines;
•operational risks including, but not limited to, changes in information technology, cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest and future pandemics;
•regulatory, litigation and reputational risks; and
•changes in the assumptions used in making such forward-looking statements.

In addition, the factors described under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated by our Quarterly Reports on Form 10-Q and other filings submitted to the SEC, may result in these differences. You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. The forward-looking statements in this report were based on information, plans, and estimates at the date of this report, and we assume no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Supplemental Information - Explanation of Non-GAAP Financial Measures
In addition to results presented in accordance with generally accepted accounting principles (“GAAP”), this press release contains certain non-GAAP financial measures. Washington Trust's management believes that the supplemental non-GAAP information, such as adjusted noninterest income, adjusted noninterest expense, adjusted income before income taxes, adjusted income tax expense, adjusted net income, adjusted net income available to common shareholders, adjusted diluted earnings per common share, adjusted return on average assets, adjusted return on average equity, and adjusted efficiency ratio, as well as measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

Washington Trust Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; Dollars in thousands)
				Dec 31, 2025 vs. Sep 30, 2025		Dec 31, 2025 vs. Dec 31, 2024
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	$	%	$	%
Assets:
Cash and due from banks	$29,481	$35,604	$21,534	(6,123)	(17.2%)	$7,947	36.9%
Interest-earning deposits with correspondent banks	61,375	143,886	88,368	(82,511)	(57.3)	(26,993)	(30.5)
Short-term investments	12,878	12,841	3,987	37	0.3	8,891	223.0
Mortgage loans held for sale, at fair value	35,833	31,318	21,708	4,515	14.4	14,125	65.1
Mortgage loans held for sale, at lower of cost or market	—	—	281,706	—	—	(281,706)	(100.0)
Premises and equipment held for sale, lower of cost or market	—	—	4,788	—	—	(4,788)	(100.0)
Available for sale debt securities, at fair value	940,342	962,466	916,305	(22,124)	(2.3)	24,037	2.6
Federal Home Loan Bank stock, at cost	29,473	36,331	49,817	(6,858)	(18.9)	(20,344)	(40.8)
Loans:
Total loans	5,134,388	5,122,582	5,137,838	11,806	0.2	(3,450)	(0.1)
Less: allowance for credit losses on loans	37,236	36,576	41,960	660	1.8	(4,724)	(11.3)
Net loans	5,097,152	5,086,006	5,095,878	11,146	0.2	1,274	—
Premises and equipment, net	25,402	25,065	26,873	337	1.3	(1,471)	(5.5)
Operating lease right-of-use assets	35,904	35,968	26,943	(64)	(0.2)	8,961	33.3
Investment in bank-owned life insurance	115,126	114,240	106,777	886	0.8	8,349	7.8
Goodwill	63,909	63,909	63,909	—	—	—	—
Identifiable intangible assets, net	4,303	4,458	2,885	(155)	(3.5)	1,418	49.2
Other assets	170,516	165,829	219,169	4,687	2.8	(48,653)	(22.2)
Total assets	$6,621,694	$6,717,921	$6,930,647	($96,227)	(1.4%)	($308,953)	(4.5%)
Liabilities:
Deposits:
Noninterest-bearing deposits	$595,092	$671,309	$661,776	($76,217)	(11.4%)	($66,684)	(10.1%)
Interest-bearing deposits	4,674,898	4,551,527	4,454,024	123,371	2.7	220,874	5.0
Total deposits	5,269,990	5,222,836	5,115,800	47,154	0.9	154,190	3.0
Federal Home Loan Bank advances	626,000	791,000	1,125,000	(165,000)	(20.9)	(499,000)	(44.4)
Junior subordinated debentures	22,681	22,681	22,681	—	—	—	—
Operating lease liabilities	38,726	38,741	29,578	(15)	—	9,148	30.9
Other liabilities	120,713	109,642	137,860	11,071	10.1	(17,147)	(12.4)
Total liabilities	6,078,110	6,184,900	6,430,919	(106,790)	(1.7)	(352,809)	(5.5)
Shareholders’ Equity:
Common stock	1,223	1,223	1,223	—	—	—	—
Paid-in capital	198,323	198,058	196,947	265	0.1	1,376	0.7
Retained earnings	442,741	437,545	434,014	5,196	1.2	8,727	2.0
Accumulated other comprehensive loss	(79,309)	(84,828)	(119,171)	5,519	(6.5)	39,862	33.4
Treasury stock, at cost	(19,394)	(18,977)	(13,285)	(417)	2.2	(6,109)	(46.0)
Total shareholders’ equity	543,584	533,021	499,728	10,563	2.0	43,856	8.8
Total liabilities and shareholders’ equity	$6,621,694	$6,717,921	$6,930,647	($96,227)	(1.4%)	($308,953)	(4.5%)

Washington Trust Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; Dollars and shares in thousands, except per share amounts)
				Q4 2025 vs. Q3 2025		Q4 2025 vs. Q4 2024
	Q4 2025	Q3 2025	Q4 2024	$	%	$	%
Interest income:
Interest and fees on loans	$67,040	$68,785	$71,432	($1,745)	(2.5%)	($4,392)	(6.1%)
Interest on mortgage loans held for sale	606	542	762	64	11.8	(156)	(20.5)
Taxable interest on debt securities	9,100	9,372	7,015	(272)	(2.9)	2,085	29.7
Nontaxable interest on debt securities	8	7	8	1	14.3	—	—
Dividends on Federal Home Loan Bank stock	792	764	1,312	28	3.7	(520)	(39.6)
Other interest income	1,291	1,475	1,310	(184)	(12.5)	(19)	(1.5)
Total interest and dividend income	78,837	80,945	81,839	(2,108)	(2.6)	(3,002)	(3.7)
Interest expense:
Deposits	30,060	31,223	34,135	(1,163)	(3.7)	(4,075)	(11.9)
Federal Home Loan Bank advances	7,696	10,542	14,388	(2,846)	(27.0)	(6,692)	(46.5)
Junior subordinated debentures	333	347	380	(14)	(4.0)	(47)	(12.4)
Total interest expense	38,089	42,112	48,903	(4,023)	(9.6)	(10,814)	(22.1)
Net interest income	40,748	38,833	32,936	1,915	4.9	7,812	23.7
Provision for credit losses	600	6,800	1,000	(6,200)	(91.2)	(400)	(40.0)
Net interest income after provision for credit losses	40,148	32,033	31,936	8,115	25.3	8,212	25.7
Noninterest income (loss):
Wealth management revenues	10,852	10,373	10,049	479	4.6	803	8.0
Mortgage banking revenues	3,250	3,501	2,848	(251)	(7.2)	402	14.1
Card interchange fees	1,217	1,163	1,255	54	4.6	(38)	(3.0)
Service charges on deposit accounts	843	841	794	2	0.2	49	6.2
Loan related derivative income	1,081	271	8	810	298.9	1,073	13,412.5
Income from bank-owned life insurance	886	868	779	18	2.1	107	13.7
Realized losses on securities, net	—	—	(31,047)	—	—	31,047	100.0
Losses on sale of portfolio loans, net	—	—	(62,888)	—	—	62,888	100.0
Other income	374	619	310	(245)	(39.6)	64	20.6
Total noninterest income (loss)	18,503	17,636	(77,892)	867	4.9	96,395	123.8
Noninterest expense:
Salaries and employee benefits	23,647	22,674	21,875	973	4.3	1,772	8.1
Outsourced services	4,067	4,120	4,197	(53)	(1.3)	(130)	(3.1)
Net occupancy	2,642	2,691	2,428	(49)	(1.8)	214	8.8
Equipment	852	917	936	(65)	(7.1)	(84)	(9.0)
Legal, audit, and professional fees	667	719	845	(52)	(7.2)	(178)	(21.1)
FDIC deposit insurance costs	1,028	1,055	1,266	(27)	(2.6)	(238)	(18.8)
Advertising and promotion	1,029	763	560	266	34.9	469	83.8
Amortization of intangibles	155	200	204	(45)	(22.5)	(49)	(24.0)
Other expenses	3,896	2,587	1,981	1,309	50.6	1,915	96.7
Total noninterest expense	37,983	35,726	34,292	2,257	6.3	3,691	10.8
Income (loss) before income taxes	20,668	13,943	(80,248)	6,725	48.2	100,916	125.8
Income tax expense (benefit)	4,694	3,097	(19,457)	1,597	51.6	24,151	124.1
Net income (loss)	$15,974	$10,846	($60,791)	$5,128	47.3%	$76,765	126.3%

Net income (loss) available to common shareholders	$15,974	$10,846	($60,776)
Weighted avg common shares outstanding - basic	19,034	19,128	17,452
Weighted avg common shares outstanding - diluted	19,159	19,243	17,452

Per share information:
Basic earnings per common share	$0.84	$0.57	($3.48)	$0.27	47.4%	$4.32	(124.1%)
Diluted earnings per common share	$0.83	$0.56	($3.48)	$0.27	48.2%	$4.31	(123.9%)
Cash dividends declared	$0.56	$0.56	$0.56	$—	—%	$—	—%

Washington Trust Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; Dollars and shares in thousands, except per share amounts)
			Change
For the Year Ended Dec 31,	2025	2024	$	%
Interest income:
Interest and fees on loans	$269,826	$299,297	($29,471)	(9.8%)
Interest on mortgage loans held for sale	2,548	1,775	773	43.5
Taxable interest on debt securities	36,529	27,850	8,679	31.2
Nontaxable interest on debt securities	30	8	22	275.0
Dividends on Federal Home Loan Bank stock	3,370	4,771	(1,401)	(29.4)
Other interest income	5,788	6,977	(1,189)	(17.0)
Total interest and dividend income	318,091	340,678	(22,587)	(6.6)
Interest expense:
Deposits	123,895	146,098	(22,203)	(15.2)
Federal Home Loan Bank advances	39,635	64,539	(24,904)	(38.6)
Junior subordinated debentures	1,373	1,593	(220)	(13.8)
Total interest expense	164,903	212,230	(47,327)	(22.3)
Net interest income	153,188	128,448	24,740	19.3
Provision for credit losses	9,200	2,400	6,800	283.3
Net interest income after provision for credit losses	143,988	126,048	17,940	14.2
Noninterest income (loss):
Wealth management revenues	41,236	39,054	2,182	5.6
Mortgage banking revenues	12,089	10,981	1,108	10.1
Card interchange fees	5,136	4,996	140	2.8
Service charges on deposit accounts	3,236	3,032	204	6.7
Loan related derivative income	2,129	467	1,662	355.9
Income from bank-owned life insurance	3,349	3,041	308	10.1
Realized losses on securities, net	—	(31,047)	31,047	100.0
Losses on sale of portfolio loans, net	—	(62,888)	62,888	100.0
Gain on sale of bank-owned properties, net	6,994	988	6,006	607.9
Other income	1,691	3,579	(1,888)	(52.8)
Total noninterest income (loss)	75,860	(27,797)	103,657	372.9
Noninterest expense:
Salaries and employee benefits	91,768	86,260	5,508	6.4
Outsourced services	16,937	16,258	679	4.2
Net occupancy	10,736	9,785	951	9.7
Equipment	3,590	3,838	(248)	(6.5)
Legal, audit, and professional fees	2,862	3,128	(266)	(8.5)
FDIC deposit insurance costs	4,580	5,513	(933)	(16.9)
Advertising and promotion	2,919	2,626	293	11.2
Amortization of intangibles	762	826	(64)	(7.7)
Pension plan settlement charge	6,436	—	6,436	100.0
Other expenses	11,845	8,835	3,010	34.1
Total noninterest expense	152,435	137,069	15,366	11.2
Income (loss) before income taxes	67,413	(38,818)	106,231	273.7
Income tax expense (benefit)	15,169	(10,759)	25,928	241.0
Net income (loss)	$52,244	($28,059)	$80,303	286.2%

Net income (loss) available to common shareholders	$52,244	($28,038)
Weighted avg common shares outstanding - basic	19,180	17,149
Weighted avg common shares outstanding - diluted	19,281	17,149

Per share information:
Basic earnings per common share	$2.72	($1.63)	$4.35	(266.9%)
Diluted earnings per common share	$2.71	($1.63)	$4.34	(266.3%)
Cash dividends declared	$2.24	$2.24	$—	—%

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited; Dollars and shares in thousands, except per share amounts)

	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025 vs. Sep 30, 2025		Dec 31, 2025 vs. Dec 31, 2024
Share and Equity Related Data:
Book value per share	$28.56	$27.98	$25.93	$0.58	2.1%	$2.63	10.1%
Tangible book value per share (non-GAAP) (1)	$24.97	$24.39	$22.46	$0.58	2.4%	$2.51	11.2%
Market value per share	$29.55	$28.90	$31.35	$0.65	2.2%	($1.80)	(5.7%)
Shares issued at end of period	19,562	19,562	19,562	— shs	—%	— shs	—%
Shares outstanding at end of period	19,035	19,050	19,274	(15) shs	(0.1%)	(239) shs	(1.2%)

Capital Ratios (2):
Tier 1 risk-based capital	12.14%	12.11%	11.64%	3 bps		50 bps
Total risk-based capital	12.95%	12.90%	12.47%	5 bps		48 bps
Tier 1 leverage ratio	8.65%	8.43%	8.13%	22 bps		52 bps
Common equity tier 1	11.68%	11.64%	11.20%	4 bps		48 bps

Balance Sheet Ratios:
Equity to assets	8.21%	7.93%	7.21%	28 bps		100 bps
Tangible equity to tangible assets (non-GAAP) (1)	7.25%	6.99%	6.31%	26 bps		94 bps
Loans to deposits (3)	97.4%	98.0%	105.5%	(60) bps		(810) bps

				Q4 2025		For the Year Ended		YTD 2025
	Q4 2025	Q3 2025	Q4 2024	vs. Q3 2025 (bps)	vs. Q4 2024 (bps)	Dec 31, 2025	Dec 31, 2024	vs. 2024 (bps)
Performance Ratios (4):
Net interest margin (5)	2.56%	2.40%	1.95%	16	61	2.40%	1.87%	53

Return on average assets (6)	0.95%	0.64%	(3.45%)	31	440	0.78%	(0.39%)	117
Adjusted return on average assets (non-GAAP) (1)	0.95%	0.64%	0.59%	31	36	0.77%	0.57%	20
Return on average tangible assets (non-GAAP) (1)	0.96%	0.65%	0.60%	31	36	0.78%	0.57%	21

Return on average equity (7)	11.70%	8.14%	(48.25%)	356	5,995	9.92%	(5.84%)	1,576
Adjusted return on average equity (non-GAAP) (1)	11.70%	8.14%	8.29%	356	341	9.84%	8.52%	132
Return on average tangible equity (non-GAAP) (1)	13.39%	9.34%	9.57%	405	382	11.28%	9.91%	137

Efficiency ratio (8)	64.1%	63.3%	(76.3%)	80	14,040	66.6%	136.2%	(6,960)
Adjusted efficiency ratio (non-GAAP) (1)	64.1%	63.3%	70.0%	80	(590)	65.7%	71.6%	(590)

(1)See the section labeled “Supplemental Information - Calculation of Non-GAAP Financial Measures” at the end of this document.
(2)Estimated for Dec 31, 2025 and actuals for prior periods.
(3)Period-end balances of net loans and mortgage loans held for sale as a percentage of total deposits.
(4)Annualized based on the actual number of days in the period.
(5)Fully taxable equivalent (FTE) net interest income as a percentage of average-earnings assets.
(6)Net income divided by average assets.
(7)Net income available for common shareholders divided by average equity.
(8)Total noninterest expense as percentage of total revenues (net interest income and noninterest income).

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited; Dollars in thousands)
				Q4 2025 vs. Q3 2025		Q4 2025 vs. Q4 2024
	Q4 2025	Q3 2025	Q4 2024	$	%	$	%
Wealth Management Results
Wealth Management Revenues:
Asset-based revenues	$10,749	$10,307	$9,910	$442	4.3%	$839	8.5%
Transaction-based revenues	103	66	139	37	56.1	(36)	(25.9)
Total wealth management revenues	$10,852	$10,373	$10,049	$479	4.6%	$803	8.0%

Assets Under Administration (AUA):
Balance at end of period (1)	$7,777,250	$7,682,440	$7,077,802	$94,810	1.2%	$699,448	9.9%

Percentage of AUA that are managed assets	91%	91%	91%

Mortgage Banking Results
Mortgage Banking Revenues:
Realized gains on loan sales, net (2)	$3,424	$2,450	$2,493	$974	39.8%	$931	37.3%
Changes in fair value, net (3)	(610)	530	(317)	(1,140)	(215.1)	(293)	92.4
Loan servicing fee income, net (4)	436	521	672	(85)	(16.3)	(236)	(35.1)
Total mortgage banking revenues	$3,250	$3,501	$2,848	($251)	(7.2%)	$402	14.1%

Residential Mortgage Loan Originations:
Originations for retention in portfolio (5)	$46,912	$50,852	$15,155	($3,940)	(7.7%)	$31,757	209.5%
Originations for sale to secondary market (6)	162,410	122,300	114,137	40,110	32.8	48,273	42.3
Total mortgage loan originations	$209,322	$173,152	$129,292	$36,170	20.9%	$80,030	61.9%

Percentage of originations for sale to total mortgage loan originations	78%	71%	88%

Residential Mortgage Loans Sold:
Sold with servicing rights retained	$7,461	$9,774	$62,410	($2,313)	(23.7%)	($54,949)	(88.0%)
Sold with servicing rights released (6)	150,507	116,713	50,697	33,794	29.0	99,810	196.9
Total mortgage loans sold	$157,968	$126,487	$113,107	$31,481	24.9%	$44,861	39.7%
(1)Includes the impact of $195 million of managed assets acquired from Lighthouse Financial Management, LLC on Jul 31, 2025.
(2)Includes gains on loan sales, commission income on loans originated for others, servicing right gains, and gains (losses) on forward loan commitments.
(3)Represents fair value changes on mortgage loans held for sale and forward loan commitments.
(4)Represents loan servicing fee income, net of servicing right amortization and valuation adjustments.
(5)Includes the full commitment amount of homeowner construction loans.
(6)Includes brokered loans (loans originated for others).

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited; Dollars in thousands)
			Change
For the Year Ended Dec 31,	2025	2024	$	%
Wealth Management Results
Wealth Management Revenues:
Asset-based revenues	$40,570	$38,008	$2,562	6.7%
Transaction-based revenues	666	1,046	(380)	(36.3)
Total wealth management revenues	$41,236	$39,054	$2,182	5.6%

Assets Under Administration (AUA):
Balance at end of period (1)	$7,777,250	$7,077,802	$699,448	9.9%

Percentage of AUA that are managed assets	91%	91%

Mortgage Banking Results
Mortgage Banking Revenues:
Realized gains on loan sales, net (2)	$9,909	$8,776	$1,133	12.9%
Changes in fair value, net (3)	72	(1)	73	7,300.0
Loan servicing fee income, net (4)	2,108	2,206	(98)	(4.4)
Total mortgage banking revenues	$12,089	$10,981	$1,108	10.1%

Residential Mortgage Loan Originations:
Originations for retention in portfolio (5)	$176,757	$92,466	$84,291	91.2%
Originations for sale to secondary market (6)	490,441	418,080	72,361	17.3
Total mortgage loan originations	$667,198	$510,546	$156,652	30.7%

Percentage of originations for sale to total mortgage loan originations	74%	82%

Residential Mortgage Loans Sold:
Sold with servicing rights retained	$41,816	$128,918	($87,102)	(67.6%)
Sold with servicing rights released (6)	434,913	287,223	147,690	51.4
Total mortgage loans sold	$476,729	$416,141	$60,588	14.6%
(1)Includes the impact of $195 million of managed assets acquired from Lighthouse Financial Management, LLC on Jul 31, 2025.
(2)Includes gains on loan sales, commission income on loans originated for others, servicing right gains, and gains (losses) on forward loan commitments.
(3)Represents fair value changes on mortgage loans held for sale and forward loan commitments.
(4)Represents loan servicing fee income, net of servicing right amortization and valuation adjustments.
(5)Includes the full commitment amount of homeowner construction loans.
(6)Includes brokered loans (loans originated for others).

Washington Trust Bancorp, Inc. and Subsidiaries
END OF PERIOD LOAN COMPOSITION
(Unaudited; Dollars in thousands)
				Dec 31, 2025 vs. Sep 30, 2025		Dec 31, 2025 vs. Dec 31, 2024
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	$	%	$	%
Loans:
Commercial real estate (1)	$2,183,985	$2,156,750	$2,154,504	$27,235	1.3%	$29,481	1.4%
Commercial & industrial	564,082	568,317	542,474	(4,235)	(0.7)	21,608	4.0
Total commercial	2,748,067	2,725,067	2,696,978	23,000	0.8	51,089	1.9

Residential real estate (2)	2,050,399	2,073,740	2,126,171	(23,341)	(1.1)	(75,772)	(3.6)

Home equity	318,862	307,371	297,119	11,491	3.7	21,743	7.3
Other	17,060	16,404	17,570	656	4.0	(510)	(2.9)
Total consumer	335,922	323,775	314,689	12,147	3.8	21,233	6.7
Total loans	$5,134,388	$5,122,582	$5,137,838	$11,806	0.2%	($3,450)	(0.1%)
(1)Commercial real estate loans consist of commercial mortgages and construction and development loans. Commercial mortgages are loans secured by income producing property.
(2)Residential real estate loans consist of mortgage and homeowner construction loans secured by one- to four-family residential properties.

Washington Trust Bancorp, Inc. and Subsidiaries
END OF PERIOD LOAN COMPOSITION
(Unaudited; Dollars in thousands)
	Dec 31, 2025		Dec 31, 2024		Balance Change
	Balance	% of Total	Balance	% of Total	$	%
Commercial Real Estate Portfolio Segmentation:
Multi-family	$667,388	31%	$567,243	26%	$100,145	17.7%
Retail	436,961	20	433,146	20	3,815	0.9
Industrial and warehouse	380,403	17	358,425	17	21,978	6.1
Office	237,706	11	289,853	13	(52,147)	(18.0)
Hospitality	230,549	11	213,585	10	16,964	7.9
Healthcare Facility	156,871	7	205,858	10	(48,987)	(23.8)
Mixed-use	26,440	1	29,023	1	(2,583)	(8.9)
Other	47,667	2	57,371	3	(9,704)	(16.9)
Total commercial real estate loans	$2,183,985	100%	$2,154,504	100%	$29,481	1.4%

Commercial & Industrial Portfolio Segmentation:
Healthcare and social assistance	$150,061	27%	$126,547	23%	$23,514	18.6%
Real estate rental and leasing	57,113	10	63,992	12	(6,879)	(10.7)
Transportation and warehousing	55,315	10	55,784	10	(469)	(0.8)
Educational services	54,245	10	47,092	9	7,153	15.2
Retail trade	48,289	9	41,132	8	7,157	17.4
Accommodation and food services	26,431	5	12,368	2	14,063	113.7
Manufacturing	23,714	4	32,140	6	(8,426)	(26.2)
Finance and insurance	22,727	4	26,557	5	(3,830)	(14.4)
Arts, entertainment, and recreation	22,043	4	19,861	4	2,182	11.0
Information	21,843	4	22,265	4	(422)	(1.9)
Professional, scientific, and technical services	12,490	2	10,845	2	1,645	15.2
Public administration	1,448	—	2,186	—	(738)	(33.8)
Other	68,363	11	81,705	15	(13,342)	(16.3)
Total commercial & industrial loans	$564,082	100%	$542,474	100%	$21,608	4.0%

			Weighted Average		Asset Quality
	Balance (2) (3)	Average Loan Size (4)	Loan to Value	Debt Service Coverage	Pass	Special Mention	Classified	Nonaccrual (included in Classified)
Non-Owner Occupied Commercial Real Estate Office (inclusive of Construction):
Class A	$85,190	$10,716	57%	1.45x	$56,894	$22,139	$6,157	$—
Class B	71,232	3,562	53%	1.58x	71,232	—	—	—
Class C	10,500	1,500	57%	1.30x	8,343	2,157	—	—
Medical Office	37,368	6,228	58%	1.49x	37,368	—	—	—
Lab Space	33,416	18,226	84%	—x	—	33,416	—	—
Total office at Dec 31, 2025 (1)	$237,706	$5,611	60%	1.27x	$173,837	$57,712	$6,157	$—
Total office at Sep 30, 2025	$242,165	$5,487	60%	1.36x	$179,227	$30,996	$31,942	$—
Dec 31, 2025 vs. Sep 30, 2025	($4,459)	$124	—%	(0.09x)	($5,390)	$26,716	($25,785)	$—
(1)Approximately 66% of the total commercial real estate office balance of $238 million is secured by income producing properties located in suburban areas. Additionally, approximately 51% of the total commercial real estate office balance is scheduled to mature before Dec 31, 2027.
(2)Balance of commercial real estate office consists of 43 loans as of Dec 31, 2025.
(3)Does not include $3.6 million of unfunded commitments as of Dec 31, 2025.
(4)Total commitment (outstanding loan balance plus unfunded commitments) divided by number of loans.

Washington Trust Bancorp, Inc. and Subsidiaries
END OF PERIOD DEPOSIT COMPOSITION & CONTINGENT LIQUIDITY
(Unaudited; Dollars in thousands)
				Dec 31, 2025 vs. Sep 30, 2025		Dec 31, 2025 vs. Dec 31, 2024
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	$	%	$	%
Deposits:
Noninterest-bearing demand deposits	$595,092	$671,309	$661,776	($76,217)	(11.4%)	($66,684)	(10.1%)
Interest-bearing demand deposits (in-market)	756,794	703,848	592,904	52,946	7.5	163,890	27.6
NOW accounts	715,114	684,689	692,812	30,425	4.4	22,302	3.2
Money market accounts	1,185,420	1,195,463	1,154,745	(10,043)	(0.8)	30,675	2.7
Savings accounts	796,887	733,529	523,915	63,358	8.6	272,972	52.1
Time deposits (in-market)	1,220,683	1,233,998	1,192,110	(13,315)	(1.1)	28,573	2.4
In-market deposits (1)	5,269,990	5,222,836	4,818,262	47,154	0.9	451,728	9.4
Wholesale brokered time deposits	—	—	297,538	—	—	(297,538)	(100.0)
Total deposits	$5,269,990	$5,222,836	$5,115,800	$47,154	0.9%	$154,190	3.0%
(1)    As of Dec 31, 2025, in-market deposits were approximately 60% retail and 40% commercial and the average size was approximately $39 thousand.

	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025 vs. Dec 31, 2024
Contingent Liquidity:
Federal Home Loan Bank of Boston	$1,356,005	$752,951	$603,054	80.1%
Federal Reserve Bank of Boston	104,379	70,286	34,093	48.5
Available cash liquidity (1)	17,460	36,647	(19,187)	(52.4)
Unencumbered securities	539,830	597,771	(57,941)	(9.7)
Total	$2,017,674	$1,457,655	$560,019	38.4%
(1)    Available cash liquidity excludes amounts restricted for collateral purposes and designated for operating needs.

Washington Trust Bancorp, Inc. and Subsidiaries
CREDIT & ASSET QUALITY DATA
(Unaudited; Dollars in thousands)

						Dec 31, 2025 vs.
			Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sep 30, 2025 (bps)	Dec 31, 2024 (bps)
Asset Quality Ratios:
Nonperforming assets to total assets			0.20%	0.21%	0.34%	(1)	(14)
Nonaccrual loans to total loans			0.25%	0.27%	0.45%	(2)	(20)
Total past due loans to total loans			0.22%	0.16%	0.23%	6	(1)
ACL on loans to nonaccrual loans			288.14%	260.96%	180.03%	2,718	10,811
ACL on loans to total loans			0.73%	0.71%	0.82%	2	(9)

				Dec 31, 2025 vs. Sep 30, 2025		Dec 31, 2025 vs. Dec 31, 2024
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	$	%	$	%
Nonperforming Assets:
Commercial real estate	$—	$—	$10,053	$—	—%	($10,053)	(100.0%)
Commercial & industrial	—	1,010	515	(1,010)	(100.0)	(515)	(100.0)
Total commercial	—	1,010	10,568	(1,010)	(100.0)	(10,568)	(100.0)
Residential real estate	11,099	11,129	10,767	(30)	(0.3)	332	3.1
Home equity	1,824	1,877	1,972	(53)	(2.8)	(148)	(7.5)
Other consumer	—	—	—	—	—	—	—
Total consumer	1,824	1,877	1,972	(53)	(2.8)	(148)	(7.5)
Total nonaccrual loans	12,923	14,016	23,307	(1,093)	(7.8)	(10,384)	(44.6)
Other real estate owned	—	—	—	—	—	—	—
Total nonperforming assets	$12,923	$14,016	$23,307	($1,093)	(7.8%)	($10,384)	(44.6%)

Past Due Loans (30 days or more past due):
Commercial real estate	$648	$—	$—	$648	100.0%	$648	100.0%
Commercial & industrial	7	8	900	(1)	(12.5)	(893)	(99.2)
Total commercial	655	8	900	647	8,087.5	(245)	(27.2)
Residential real estate	9,095	6,470	7,741	2,625	40.6	1,354	17.5
Home equity	1,607	1,583	2,947	24	1.5	(1,340)	(45.5)
Other consumer	26	51	394	(25)	(49.0)	(368)	(93.4)
Total consumer	1,633	1,634	3,341	(1)	(0.1)	(1,708)	(51.1)
Total past due loans	$11,383	$8,112	$11,982	$3,271	40.3%	($599)	(5.0%)

Accruing loans 90 days or more past due	$—	$—	$—	$—	—%	$—	—%
Nonaccrual loans included in past due loans	$8,348	$5,925	$6,447	$2,423	40.9%	$1,901	29.5%

Washington Trust Bancorp, Inc. and Subsidiaries
CREDIT & ASSET QUALITY DATA
(Unaudited; Dollars in thousands)
	For the Three Months Ended			For the Year Ended Dec 31,
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Nonaccrual Loan Activity:
Balance at beginning of period	$14,016	$26,108	$31,142	$23,307	$44,618
Additions to nonaccrual status	1,851	1,068	5,417	15,515	8,284
Loans returned to accruing status	(1,229)	—	(9)	(2,726)	(14,410)
Loans charged-off	(87)	(11,459)	(2,231)	(14,735)	(2,413)
Loans transferred to other real estate owned	—	—	—	—	—
Payments, payoffs, and other changes	(1,628)	(1,701)	(11,012)	(8,438)	(12,772)
Balance at end of period	$12,923	$14,016	$23,307	$12,923	$23,307

Allowance for Credit Losses on Loans:
Balance at beginning of period	$36,576	$41,059	$42,630	$41,960	$41,057
Provision for credit losses on loans (1)	500	6,950	1,200	9,500	2,900
Charge-offs	(87)	(11,459)	(2,231)	(14,735)	(2,413)
Recoveries	247	26	361	511	416
Balance at end of period	$37,236	$36,576	$41,960	$37,236	$41,960

Allowance for Credit Losses on Unfunded Commitments:
Balance at beginning of period	$1,040	$1,190	$1,640	$1,440	$1,940
Provision for credit losses on unfunded commitments (1)	100	(150)	(200)	(300)	(500)
Balance at end of period (2)	$1,140	$1,040	$1,440	$1,140	$1,440
(1)    Included in provision for credit losses in the Consolidated Statements of Income.
(2)     Included in other liabilities in the Consolidated Balance Sheets.

Washington Trust Bancorp, Inc. and Subsidiaries
CREDIT & ASSET QUALITY DATA
(Unaudited; Dollars in thousands)
				Q4 2025 vs. Q3 2025		Q4 2025 vs. Q4 2024
	Q4 2025	Q3 2025	Q4 2024	$	%	$	%
Provision for Credit Losses:
Provision for credit losses on loans	$500	$6,950	$1,200	($6,450)	(92.8%)	($700)	(58.3%)
Provision for credit losses on unfunded commitments	100	(150)	(200)	250	166.7	300	150.0
Provision for credit losses	$600	$6,800	$1,000	($6,200)	(91.2%)	($400)	(40.0%)

Net Loan Charge-Offs (Recoveries):
Commercial real estate	($118)	$2,991	$1,961	($3,109)	(103.9%)	($2,079)	(106.0%)
Commercial & industrial	(111)	8,355	181	(8,466)	(101.3)	(292)	(161.3)
Total commercial	(229)	11,346	2,142	(11,575)	(102.0)	(2,371)	(110.7)
Residential real estate	—	—	(160)	—	—	160	100.0
Home equity	(1)	(15)	(189)	14	93.3	188	99.5
Other consumer	70	102	77	(32)	(31.4)	(7)	(9.1)
Total consumer	69	87	(112)	(18)	(20.7)	181	161.6
Total	($160)	$11,433	$1,870	($11,593)	(101.4%)	($2,030)	(108.6%)

			Change
For the Year Ended Dec 31,	2025	2024	$	%
Provision for Credit Losses:
Provision for credit losses on loans	$9,500	$2,900	$6,600	227.6%
Provision for credit losses on unfunded commitments	(300)	(500)	200	40.0
Provision for credit losses	$9,200	$2,400	$6,800	283.3%

Net Loan Charge-Offs (Recoveries):
Commercial real estate	$5,397	$1,961	$3,436	175.2%
Commercial & industrial	8,554	186	8,368	4,498.9
Total commercial	13,951	2,147	11,804	549.8
Residential real estate	—	(160)	160	100.0
Home equity	(18)	(197)	179	90.9
Other consumer	291	207	84	40.6
Total consumer	273	10	263	2,630.0
Total	$14,224	$1,997	$12,227	612.3%

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (FTE Basis)
(Unaudited; Dollars in thousands)

The following tables present daily average balance, interest, and yield/rate information, as well as net interest margin on an FTE basis. Tax-exempt income is converted to an FTE basis using the statutory federal income tax rate adjusted for applicable state income taxes net of the related federal tax benefit. Unrealized gains (losses) on available for sale securities, changes in fair value on mortgage loans held for sale, and basis adjustments associated with fair value hedges are excluded from the average balance and yield calculations. Nonaccrual loans, as well as interest recognized on these loans, are included in amounts presented for loans.
For the Three Months Ended	Dec 31, 2025			Sep 30, 2025			Change
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate

Assets:
Cash, federal funds sold, and short-term investments	$131,215	$1,291	3.90%	$137,021	$1,475	4.27%	($5,806)	($184)	(0.37%)
Mortgage loans held for sale	38,696	606	6.21	31,957	542	6.73	6,739	64	(0.52)
Taxable debt securities	1,051,549	9,100	3.43	1,075,119	9,372	3.46	(23,570)	(272)	(0.03)
Nontaxable debt securities	650	8	4.88	650	8	4.88	—	—	—
Total securities	1,052,199	9,108	3.43	1,075,769	9,380	3.46	(23,570)	(272)	(0.03)
FHLB stock	32,918	792	9.55	42,549	764	7.12	(9,631)	28	2.43
Commercial real estate	2,148,052	30,724	5.67	2,201,220	32,293	5.82	(53,168)	(1,569)	(0.15)
Commercial & industrial	561,035	8,292	5.86	553,867	8,203	5.88	7,168	89	(0.02)
Total commercial	2,709,087	39,016	5.71	2,755,087	40,496	5.83	(46,000)	(1,480)	(0.12)
Residential real estate	2,062,589	22,829	4.39	2,088,066	23,032	4.38	(25,477)	(203)	0.01
Home equity	313,759	5,194	6.57	303,480	5,270	6.89	10,279	(76)	(0.32)
Other	16,764	216	5.11	16,292	205	4.99	472	11	0.12
Total consumer	330,523	5,410	6.49	319,772	5,475	6.79	10,751	(65)	(0.30)
Total loans	5,102,199	67,255	5.23	5,162,925	69,003	5.30	(60,726)	(1,748)	(0.07)
Total interest-earning assets	6,357,227	79,052	4.93	6,450,221	81,164	4.99	(92,994)	(2,112)	(0.06)
Noninterest-earning assets	290,006			288,575			1,431
Total assets	$6,647,233			$6,738,796			($91,563)
Liabilities and Shareholders' Equity:
Interest-bearing demand deposits (in-market)	$734,617	$6,375	3.44%	$685,422	$6,503	3.76%	$49,195	($128)	(0.32%)
NOW accounts	671,840	348	0.21	669,493	390	0.23	2,347	(42)	(0.02)
Money market accounts	1,198,818	8,846	2.93	1,174,584	9,620	3.25	24,234	(774)	(0.32)
Savings accounts	757,843	3,456	1.81	719,229	3,624	2.00	38,614	(168)	(0.19)
Time deposits (in-market)	1,225,779	11,035	3.57	1,209,011	11,080	3.64	16,768	(45)	(0.07)
Interest-bearing in-market deposits	4,588,897	30,060	2.60	4,457,739	31,217	2.78	131,158	(1,157)	(0.18)
Wholesale brokered time deposits	—	—	—	539	6	4.42	(539)	(6)	(4.42)
Total interest-bearing deposits	4,588,897	30,060	2.60	4,458,278	31,223	2.78	130,619	(1,163)	(0.18)
FHLB advances	708,174	7,696	4.31	942,685	10,542	4.44	(234,511)	(2,846)	(0.13)
Junior subordinated debentures	22,681	333	5.82	22,681	347	6.07	—	(14)	(0.25)
Total interest-bearing liabilities	5,319,752	38,089	2.84	5,423,644	42,112	3.08	(103,892)	(4,023)	(0.24)
Noninterest-bearing demand deposits	647,274			648,268			(994)
Other liabilities	138,742			138,569			173
Shareholders' equity	541,465			528,315			13,150
Total liabilities and shareholders' equity	$6,647,233			$6,738,796			($91,563)
Net interest income (FTE)		$40,963			$39,052			$1,911
Interest rate spread			2.09%			1.91%			0.18%
Net interest margin			2.56%			2.40%			0.16%

Interest income amounts presented in the preceding table include the following adjustments for taxable equivalency:

For the Three Months Ended	Dec 31, 2025	Sep 30, 2025	Change
Commercial loans	$214	$218	($4)
Nontaxable debt securities	—	1	(1)
Total	$214	$219	($5)

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (FTE Basis)
(Unaudited; Dollars in thousands)
For the Year Ended	Dec 31, 2025			Dec 31, 2024			Change
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate

Assets:
Cash, federal funds sold and short-term investments	$136,515	$5,788	4.24%	$129,119	$6,977	5.40%	$7,396	($1,189)	(1.16%)
Mortgage loans for sale	50,609	2,548	5.03	34,040	1,775	5.21	16,569	773	(0.18)
Taxable debt securities	1,059,255	36,529	3.45	1,118,092	27,850	2.49	(58,837)	8,679	0.96
Nontaxable debt securities	650	32	4.92	185	9	4.86	465	23	0.06
Total securities	1,059,905	36,561	3.45	1,118,277	27,859	2.49	(58,372)	8,702	0.96
FHLB stock	40,088	3,370	8.41	57,286	4,771	8.33	(17,198)	(1,401)	0.08
Commercial real estate	2,162,523	124,597	5.76	2,145,496	135,323	6.31	17,027	(10,726)	(0.55)
Commercial & industrial	550,955	32,336	5.87	583,827	37,623	6.44	(32,872)	(5,287)	(0.57)
Total commercial	2,713,478	156,933	5.78	2,729,323	172,946	6.34	(15,845)	(16,013)	(0.56)
Residential real estate	2,091,742	92,211	4.41	2,537,903	105,253	4.15	(446,161)	(13,042)	0.26
Home equity	303,202	20,693	6.82	302,980	21,136	6.98	222	(443)	(0.16)
Other	16,849	844	5.01	18,277	882	4.83	(1,428)	(38)	0.18
Total consumer	320,051	21,537	6.73	321,257	22,018	6.85	(1,206)	(481)	(0.12)
Total loans	5,125,271	270,681	5.28	5,588,483	300,217	5.37	(463,212)	(29,536)	(0.09)
Total interest-earning assets	6,412,388	318,948	4.97	6,927,205	341,599	4.93	(514,817)	(22,651)	0.04
Noninterest-earning assets	286,013			253,957			32,056
Total assets	$6,698,401			$7,181,162			($482,761)
Liabilities and Shareholders' Equity:
Interest-bearing demand deposits (in-market)	$678,515	$25,005	3.69%	$550,652	$24,156	4.39%	$127,863	$849	(0.70%)
NOW accounts	672,808	1,423	0.21	701,989	1,572	0.22	(29,181)	(149)	(0.01)
Money market accounts	1,196,803	38,273	3.20	1,127,960	42,710	3.79	68,843	(4,437)	(0.59)
Savings accounts	677,064	12,010	1.77	489,998	3,704	0.76	187,066	8,306	1.01
Time deposits (in-market)	1,213,692	44,727	3.69	1,172,500	47,595	4.06	41,192	(2,868)	(0.37)
Interest-bearing in-market deposits	4,438,882	121,438	2.74	4,043,099	119,737	2.96	395,783	1,701	(0.22)
Wholesale brokered time deposits	48,703	2,457	5.04	504,638	26,361	5.22	(455,935)	(23,904)	(0.18)
Total interest-bearing deposits	4,487,585	123,895	2.76	4,547,737	146,098	3.21	(60,152)	(22,203)	(0.45)
FHLB advances	885,668	39,635	4.48	1,312,391	64,539	4.92	(426,723)	(24,904)	(0.44)
Junior subordinated debentures	22,681	1,373	6.05	22,681	1,593	7.02	—	(220)	(0.97)
Total interest-bearing liabilities	5,395,934	164,903	3.06	5,882,809	212,230	3.61	(486,875)	(47,327)	(0.55)
Noninterest-bearing demand deposits	633,193			664,557			(31,364)
Other liabilities	142,557			154,019			(11,462)
Shareholders' equity	526,717			479,777			46,940
Total liabilities and shareholders' equity	$6,698,401			$7,181,162			($482,761)
Net interest income (FTE)		$154,045			$129,369			$24,676
Interest rate spread			1.91%			1.32%			0.59%
Net interest margin			2.40%			1.87%			0.53%

Interest income amounts presented in the preceding table include the following adjustments for taxable equivalency:

For the Year Ended	Dec 31, 2025	Dec 31, 2024	Change
Commercial loans	$858	$916	($58)
Nontaxable debt securities	2	1	1
Total	$860	$917	($57)

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures
(Unaudited; Dollars in thousands, except per share amounts)

The following tables present adjusted noninterest income, adjusted noninterest expense, adjusted income before income taxes, adjusted income tax expense, adjusted effective tax rate, adjusted net income, and adjusted net income available to common shareholders:

				Q4 2025 vs. Q3 2025		Q4 2025 vs. Q4 2024
	Q4 2025	Q3 2025	Q4 2024	$	%	$	%
Adjusted Noninterest Income:
Noninterest income (loss), as reported	$18,503	$17,636	($77,892)	$867	4.9%	$96,395	123.8%
Less adjustments:
Realized losses on securities, net (1)	—	—	(31,047)	—	—	31,047	100.0
Losses on sale of portfolio loans, net (1)	—	—	(62,888)	—	—	62,888	100.0
Total adjustments, pre-tax	—	—	(93,935)	—	—	93,935	100.0
Adjusted noninterest income (non-GAAP)	$18,503	$17,636	$16,043	$867	4.9%	$2,460	15.3%

Adjusted Income Before Income Taxes:
Income (loss) before income taxes	$20,668	$13,943	($80,248)	$6,725	48.2%	$100,916	125.8%
Less: total adjustments, pre-tax	—	—	(93,935)	—	—	93,935	100.0
Adjusted income before income taxes (non-GAAP)	$20,668	$13,943	$13,687	$6,725	48.2%	$6,981	51.0%

Adjusted Income Tax Expense:
Income tax expense (benefit), as reported	$4,694	$3,097	($19,457)	$1,597	51.6%	$24,151	124.1%
Less: tax on total adjustments	—	—	(22,699)	—	—	22,699	100.0
Adjusted income tax expense (non-GAAP)	$4,694	$3,097	$3,242	$1,597	51.6%	$1,452	44.8%

Adjusted Net Income:
Net income (loss), as reported	$15,974	$10,846	($60,791)	$5,128	47.3%	$76,765	126.3%
Less: total adjustments, after-tax	—	—	(71,236)	—	—	71,236	100.0
Adjusted net income (non-GAAP)	$15,974	$10,846	$10,445	$5,128	47.3%	$5,529	52.9%

Adjusted Net Income Available to Common Shareholders:
Net income (loss) available to common shareholders, as reported	$15,974	$10,846	($60,776)	$5,128	47.3%	$76,750	126.3%
Less: total adjustments available to common shareholders, after-tax	—	—	(71,221)	—	—	71,221	100.0
Adjusted net income available to common shareholders (non-GAAP)	$15,974	$10,846	$10,445	$5,128	47.3%	$5,529	52.9%
(1)    Associated with the balance sheet repositioning transactions executed in December 2024.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures
(Unaudited; Dollars in thousands, except per share amounts)
			Change
For the Year Ended Dec 31,	2025	2024	$	%
Adjusted Noninterest Income:
Noninterest income (loss), as reported	$75,860	($27,797)	$103,657	372.9%
Less adjustments:
Realized losses on securities, net (1)	—	(31,047)	31,047	100.0
Losses on sale of portfolio loans, net (1)	—	(62,888)	62,888	100.0
Gain on sale of bank-owned properties, net	6,994	988	6,006	607.9
Litigation settlement income	—	2,100	(2,100)	(100.0)
Total adjustments, pre-tax	6,994	(90,847)	97,841	107.7
Adjusted noninterest income (non-GAAP)	$68,866	$63,050	$5,816	9.2%

Adjusted Noninterest Expense:
Noninterest expense, as reported	$152,435	$137,069	$15,366	11.2%
Less adjustments:
Pension plan settlement charge	6,436	—	6,436	100.0
Total adjustments, pre-tax	6,436	—	6,436	100.0
Adjusted noninterest expense (non-GAAP)	$145,999	$137,069	$8,930	6.5%

Adjusted Income Before Income Taxes:
Income (loss) before income taxes	$67,413	($38,818)	$106,231	273.7%
Less: total adjustments, pre-tax	558	(90,847)	91,405	100.6
Adjusted income before income taxes (non-GAAP)	$66,855	$52,029	$14,826	28.5%

Adjusted Income Tax Expense:
Income tax expense (benefit), as reported	$15,169	($10,759)	$25,928	241.0%
Less: tax on total adjustments	141	(21,920)	22,061	100.6
Adjusted income tax expense (non-GAAP)	$15,028	$11,161	$3,867	34.6%

Adjusted Net Income:
Net income (loss), as reported	$52,244	($28,059)	$80,303	286.2%
Less: total adjustments, after-tax	417	(68,927)	69,344	100.6
Adjusted net income (non-GAAP)	$51,827	$40,868	$10,959	26.8%

Adjusted Net Income Available to Common Shareholders:
Net income (loss) available to common shareholders, as reported	$52,244	($28,038)	$80,282	286.3%
Less: total adjustments available to common shareholders, after-tax	417	(68,906)	69,323	100.6
Adjusted net income available to common shareholders (non-GAAP)	$51,827	$40,868	$10,959	26.8%
(1)    Associated with the balance sheet repositioning transactions executed in December 2024.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures (continued)
(Unaudited; Dollars in thousands, except per share amounts)
The following tables present adjusted diluted earnings per common share and adjusted efficiency ratio:

	Q4 2025	Q3 2025	Q4 2024	Q4 2025 vs. Q3 2025		Q4 2025 vs. Q4 2024
Adjusted Diluted Earnings per Common Share:
Diluted earnings (loss) per common share, as reported (1)	$0.83	$0.56	($3.48)	$0.27	48.2%	$4.31	123.9%
Less: impact of total adjustments	—	—	(4.07)	—	—	4.07	100.0
Adjusted diluted earnings per common share (non-GAAP) (2)	$0.83	$0.56	$0.59	$0.27	48.2%	$0.24	40.7%

Adjusted Efficiency Ratio:
Efficiency ratio, as reported (3)	64.1%	63.3%	(76.3%)	80 bps		14,040 bps
Less: impact of total adjustments	—	—	(146.3)	— bps		14,630 bps
Adjusted efficiency ratio (non-GAAP) (4)	64.1%	63.3%	70.0%	80 bps		(590) bps

For the Year Ended Dec 31,	2025	2024	Change
Adjusted Diluted Earnings per Common Share:
Diluted earnings (loss) per common share, as reported (1)	$2.71	($1.63)	$4.34	266.3%
Less: impact of total adjustments	0.02	(4.00)	4.02	100.5
Adjusted diluted earnings per common share (non-GAAP) (2)	$2.69	$2.37	$0.32	13.5%

Adjusted Efficiency Ratio:
Efficiency ratio, as reported (3)	66.6%	136.2%	(6,960) bps
Less: impact of total adjustments	0.9	64.6	(6,370) bps
Adjusted efficiency ratio (non-GAAP) (4)	65.7%	71.6%	(590) bps
(1)Net income (loss) available to common shareholders divided by weighted average diluted common and potential shares outstanding.
(2)Net income (loss) available to common shareholders, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by weighted average diluted common and potential shares outstanding.
(3)Total noninterest expense as percentage of total revenues (net interest income and noninterest income).
(4)Total noninterest expense as percentage of total revenues (net interest income and noninterest income), each adjusted for the pre-tax impact of adjustments as outlined in the table above.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures (continued)
(Unaudited; Dollars in thousands, except per share amounts)

The following tables present adjusted return on average assets and return on average tangible assets:

	Q4 2025	Q3 2025	Q4 2024	Q4 2025 vs. Q3 2025		Q4 2025 vs. Q4 2024
Adjusted Return on Average Assets:
Net income (loss), as reported	$15,974	$10,846	($60,791)	$5,128	47.3%	$76,765	126.3%
Less: total adjustments, after-tax	—	—	(71,236)	—	—	71,236	100.0
Adjusted net income (non-GAAP)	$15,974	$10,846	$10,445	$5,128	47.3%	$5,529	52.9%

Total average assets, as reported	$6,647,233	$6,738,796	$7,011,839	($91,563)	(1.4%)	($364,606)	(5.2%)

Return on average assets (1)	0.95%	0.64%	(3.45%)	31 bps		440 bps
Adjusted return on average assets (non-GAAP) (2)	0.95%	0.64%	0.59%	31 bps		36 bps

Return on Average Tangible Assets:
Adjusted net income (non-GAAP)	$15,974	$10,846	$10,445	$5,128	47.3%	$5,529	52.9%

Total average assets, as reported	$6,647,233	$6,738,796	$7,011,839	($91,563)	(1.4%)	($364,606)	(5.2%)
Less average balances of:
Goodwill	63,909	63,909	63,909	—	—	—	—
Identifiable intangible assets, net	4,378	3,821	2,984	557	14.6	1,394	46.7
Total average tangible assets	$6,578,946	$6,671,066	$6,944,946	($92,120)	(1.4%)	($366,000)	(5.3%)

Return on average assets (1)	0.95%	0.64%	(3.45%)	31 bps		440 bps
Return on average tangible assets (non-GAAP) (3)	0.96%	0.65%	0.60%	31 bps		36 bps

For the Year Ended Dec 31,	2025	2024	Change
Adjusted Return on Average Assets:
Net income (loss), as reported	$52,244	($28,059)	$80,303	286.2%
Less: total adjustments, after-tax	417	(68,927)	69,344	100.6
Adjusted net income (non-GAAP)	$51,827	$40,868	$10,959	26.8%

Total average assets, as reported	$6,698,401	$7,181,162	($482,761)	(6.7%)

Return on average assets (1)	0.78%	(0.39%)	117 bps
Adjusted return on average assets (non-GAAP) (2)	0.77%	0.57%	20 bps

Return on Average Tangible Assets:
Adjusted net income (non-GAAP)	$51,827	$40,868	$10,959	26.8%

Total average assets, as reported	$6,698,401	$7,181,162	($482,761)	(6.7%)
Less average balances of:
Goodwill	63,909	63,909	—	—
Identifiable intangible assets, net	3,395	3,292	103	3.1
Total average tangible assets	$6,631,097	$7,113,961	($482,864)	(6.8%)

Return on average assets (1)	0.78%	(0.39%)	117 bps
Return on average tangible assets (non-GAAP) (3)	0.78%	0.57%	21 bps
(1)Net income (income) loss divided by total average assets.
(2)Net income (loss), adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average assets.
(3)Net income (loss), adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average tangible assets.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures (continued)
(Unaudited; Dollars in thousands, except per share amounts)

The following tables present adjusted return on average equity and return on average tangible equity:

	Q4 2025	Q3 2025	Q4 2024	Q4 2025 vs. Q3 2025		Q4 2025 vs. Q4 2024
Adjusted Return on Average Equity:
Net income (loss) available to common shareholders, as reported	$15,974	$10,846	($60,776)	$5,128	47.3%	$76,750	126.3%
Less: total adjustments, after-tax	—	—	(71,221)	—	—	71,221	100.0
Adjusted net income available to common shareholders (non-GAAP)	$15,974	$10,846	$10,445	$5,128	47.3%	$5,529	52.9%

Total average equity, as reported	$541,465	$528,315	$501,099	$13,150	2.5%	$40,366	8.1%

Return on average equity (1)	11.70%	8.14%	(48.25%)	356 bps		5,995 bps
Adjusted return on average equity (non-GAAP) (2)	11.70%	8.14%	8.29%	356 bps		341 bps

Return on Average Tangible Equity:
Adjusted net income available to common shareholders (non-GAAP)	$15,974	$10,846	$10,445	$5,128	47.3%	$5,529	52.9%

Total average equity, as reported	$541,465	$528,315	$501,099	$13,150	2.5%	$40,366	8.1%
Less average balances of:
Goodwill	63,909	63,909	63,909	—	—	—	—
Identifiable intangible assets, net	4,378	3,821	2,984	557	14.6	1,394	46.7
Total average tangible equity (non-GAAP)	$473,178	$460,585	$434,206	$12,593	2.7%	$38,972	9.0%

Return on average equity (1)	11.70%	8.14%	(48.25%)	356 bps		5,995 bps
Return on average tangible equity (non-GAAP) (3)	13.39%	9.34%	9.57%	405 bps		382 bps
(1)Net income (loss) available to common shareholders divided by total average equity.
(2)Net income (loss) available to common shareholders, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average equity.
(3)Net income (loss) available to common shareholders, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average tangible equity.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures (continued)
(Unaudited; Dollars in thousands, except per share amounts)

For the Year Ended Dec 31,	2025	2024	Change
Adjusted Return on Average Equity:
Net income (loss) available to common shareholders, as reported	$52,244	($28,038)	$80,282	286.3%
Less: total adjustments, after-tax	417	(68,906)	69,323	100.6
Adjusted net income available to common shareholders (non-GAAP)	$51,827	$40,868	$10,959	26.8

Total average equity, as reported	$526,717	$479,777	$46,940	9.8

Return on average equity (1)	9.92%	(5.84%)	1,576 bps
Adjusted return on average equity (non-GAAP) (2)	9.84%	8.52%	132 bps

Return on Average Tangible Equity:
Adjusted net income available to common shareholders (non-GAAP)	$51,827	$40,868	$10,959	26.8%

Total average equity, as reported	$526,717	$479,777	$46,940	9.8
Less average balances of:
Goodwill	63,909	63,909	—	—
Identifiable intangible assets, net	3,395	3,292	103	3.1
Total average tangible equity (non-GAAP)	$459,413	$412,576	$46,837	11.4

Return on average equity (1)	9.92%	(5.84%)	1,576 bps
Return on average tangible equity (non-GAAP) (3)	11.28%	9.91%	137 bps
(1)Net income (loss) available to common shareholders divided by total average equity.
(2)Net income (loss) available to common shareholders, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average equity.
(3)Net income (loss) available to common shareholders, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average tangible equity.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures (continued)
(Unaudited; Dollars in thousands, except per share amounts)

The following table presents tangible book value per share and the ratio of tangible equity to tangible assets:

	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025 vs. Sep 30, 2025		Dec 31, 2025 vs. Dec 31, 2024
Tangible Book Value per Share:
Total shareholders' equity, as reported	$543,584	$533,021	$499,728	$10,563	2.0%	$43,856	8.8%
Less end of period balances of:
Goodwill	63,909	63,909	63,909	—	—%	—	—%
Identifiable intangible assets, net	4,303	4,458	2,885	(155)	(3.5)%	1,418	49.2%
Total tangible shareholders' equity (non-GAAP)	$475,372	$464,654	$432,934	$10,718	2.3%	$42,438	9.8%

Shares outstanding, as reported	19,035	19,050	19,274	(15)	(0.1%)	(239)	(1.2%)

Book value per share	$28.56	$27.98	$25.93	$0.58	2.1%	$2.63	10.1%
Tangible book value per share (non-GAAP)	$24.97	$24.39	$22.46	$0.58	2.4%	$2.51	11.2%

Tangible Equity to Tangible Assets:
Total tangible shareholders' equity	$475,372	$464,654	$432,934	$10,718	2.3%	$42,438	9.8%

Total assets, as reported	$6,621,694	$6,717,921	$6,930,647	($96,227)	(1.4%)	($308,953)	(4.5%)
Less end of period balances of:
Goodwill	63,909	63,909	63,909	—	—%	—	—%
Identifiable intangible assets, net	4,303	4,458	2,885	(155)	(3.5%)	1,418	49.2%
Total tangible assets (non-GAAP)	$6,553,482	$6,649,554	$6,863,853	($96,072)	(1.4%)	($310,371)	(4.5%)

Equity to assets	8.21%	7.93%	7.21%	28 bps		100 bps
Tangible equity to tangible assets (non-GAAP)	7.25%	6.99%	6.31%	26 bps		94 bps